American Century Mutual Funds, Inc. Statement of Additional Information (SAI) Supplement
Supplement dated September 25, 2013 ■ Statement of Additional Information dated July 26, 2013

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of the Vista Fund will be transferred to the American Century Heritage Fund in exchange for shares of the Heritage Fund.

The reorganization is expected to be effective on December 6, 2013, as of the close of the New York Stock Exchange. At that time, all references to Vista should be deleted from the Statement of Additional Information.

The following changes are effective October 11, 2013

The name of NT Vista will be changed to NT Heritage.

Footnotes 6 and 13 to the Accounts Managed table on page 48 are replaced by the following.

6
Includes $3.8 billion in Heritage and $976.4 million in All Cap Growth. On October 11, 2013, the portfolio manager will also begin managing the assets of NT Heritage (formerly NT Vista). As of September 20, 2013, the fund’s assets were $437.6 million.

13
Includes $3.8 billion in Heritage. On October 11, 2013, the portfolio manager will also begin managing the assets of NT Heritage (formerly NT Vista). As of September 20, 2013, the fund’s assets were $437.6 million.

The following replaces the entry for NT Vista on page 52. Information is provided as of September 20, 2013.

NT Heritage
David M. Hollond (3)	A
Greg Walsh (3)	A

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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